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EXHIBIT 10.14.1

OPTION AGREEMENT - CONSUMER PORTFOLIO SERVICES, INC.

THIS OPTION AGREEMENT (THIS "AGREEMENT") IS THE "OPTION AGREEMENT" REFERRED TO ON THE REVERSE SIDE OF THIS PAGE. THE REVERSE SIDE OF THIS PAGE IS CAPTIONED "NOTICE OF GRANT OF STOCK OPTIONS AND OPTION AGREEMENT" (HEREIN, THE "NOTICE").

The Notice and this Agreement are to be read and interpreted as ONE DOCUMENT and are hereafter referred to, together, as "this Option."

This Option is by and between Consumer Portfolio Services, Inc., a California corporation (referred to herein, together with its subsidiaries, as the "Company" or "Consumer Portfolio Services") and the "Optionee." This Option is issued pursuant to the Company's 2006 Long-Term Equity Incentive Plan (referred to herein as the "Plan" or "Company's Stock Option Plan") and is designated by the Option Number recorded on the Notice. Capitalized terms used in this Option and not otherwise defined have the meanings given in the Plan. As used in this Option, the following terms have the meanings given below:


    "Optionee" means the individual named on the Notice

    "Date of Grant"means the date recorded next to the word "Effective" on the Notice

    "Expiration Date" means the date recorded one or more times under the word "Expiration" in the Notice

    "Maximum Grant"means the number preceding the word "shares" in the first paragraph of the Notice

    "Option Price" means the price per share of the stock as recorded in the first paragraph of the Notice


1. GRANT OF OPTION. The Company hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of this Option and of the Plan, all or any part of the Maximum Grant of the Company's common stock (also referred to in the Notice as "stock"), at the Option Price specified above. The shares so purchased or available for purchase are referred to herein as the "Option Shares." This Option is not intended to qualify as an incentive option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

2. EXERCISABILITY. (a) This Option shall become exercisable in a single installment, in full on the date specified on the Notice. This Option shall remain exercisable as to all shares until the Expiration Date, at which time it shall expire in its entirety, unless this Option has expired or terminated earlier in accordance with the provisions hereof or of the Plan. In all events, the number of shares that may be purchased at any time under this Option is reduced by the number of shares previously so purchased.

     (b) Notwithstanding paragraph (a), upon the occurrence of a Change of Control (as such term is defined in the Plan), any and all installments of shares that have not become exercisable according to the vesting schedule on the Notice shall automatically become exercisable on such date. This Option shall remain exercisable as to all of such shares until the Expiration Date, at which time it shall expire in its entirety, unless this Option has expired or terminated earlier in accordance with the provisions hereof or of the Plan. In all events, the number of shares that may be purchased at any time under this Option is reduced by the number of shares previously so purchased.

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3. EXERCISE OF OPTION. This Option may be exercised by written notice delivered to the Company stating the number of Option Shares with respect to which this Option is being exercised, together with the full Option Price of such shares in cash, bank cashier's check, or such other form of payment as may be permitted by resolution of the board of directors of the Company or the committee of said board charged with administration of the Plan (said board or committee, the "Administrator"). Not less than ten (10) Option Shares may be purchased at any one time unless the number purchased is the total number that remains to be purchased under this Option, and in no event may this Option be exercised with respect to fractional shares. Upon exercise, the Optionee shall make appropriate arrangements and shall be responsible for the withholding of any federal or state income or employment taxes then due. Optionee agrees that the Company may decline to permit exercise in the absence of such withholding arrangements.

4. NOTIFICATION OF SALE. Optionee agrees that Optionee, or any person acquiring Option Shares upon exercise of this Option, will notify the Company in writing not more than one (1) business day after any sale or other disposition of such shares.

5. CESSATION OF SERVICE. Except as provided in Paragraphs 7, 8 or 12 hereof, if the Optionee ceases to serve as a director of the Company or any Subsidiary of the Company, this Option shall expire three months thereafter, but not later than the Expiration Date specified in Paragraph 2 hereof; provided, however, that if the termination of service is the result of Optionee's death or disability, then this Option shall expire one year after the termination of service, but not later than the Expiration Date specified in Paragraph 2 hereof. During such period or extended period after termination of service, this Option shall be exercisable only to the extent, if any, that it had become exercisable on the date of termination, and any rights of Optionee with respect to Option Shares not exercisable as of such date shall expire and terminate automatically on such date.

6. REDUCTION IN STATUS. [not applicable]

7. TERMINATION FOR CAUSE. If the Optionee should be removed from the board of directors of the Company or any Subsidiary of the Company for cause, this Option shall automatically expire unless reinstated by the Administrator within thirty
(30) days of such termination by giving written notice of such reinstatement to the Optionee. In the event of such reinstatement, the Optionee may exercise this Option only to such extent, for such time, and upon such terms and conditions as in the case of the a termination for a reason other than cause, disability or death. Termination for cause shall include, but not be limited to: (a) gross neglect or willful failure to perform fully Optionee's duties and obligations to the Company; (b) indictment for or conviction of a felony or any other crime involving moral turpitude; (c) the commission of any fraudulent or dishonest acts affecting the business or assets of the Company or others with whom the Company has a business or client relationship; and (d) drug or alcohol abuse or dependency so as to adversely affect Optionee's ability to perform fully Optionee's duties and obligations to the Company. The determination of the Administrator with respect to the existence of cause for termination shall be final and conclusive.

8. DISABILITY OR DEATH OF OPTIONEE. If the Optionee's service to the Company or any Subsidiary of the Company is terminated by reason of death or disability or if the Optionee dies or becomes permanently and totally disabled (within the meaning of Section 22 of the Internal Revenue Code) during the period referred to in Paragraph 5 hereof, this Option shall automatically expire and terminate twelve (12) months after the date of the Optionee's disability or death, but no later than the Expiration Date specified in Paragraph 2 hereof. After Optionee's


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death but before such expiration, the person or persons to whom the Optionee's rights under this Option shall have passed by order of a court of competent jurisdiction or by will or the applicable laws of descent and distribution, or the executor, administrator or conservator of the Optionee's estate, shall have the right to exercise this Option to the extent, if any, that it had become exercisable as of the date of termination of employment.

9. NONTRANSFERABILITY. This Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

10. EMPLOYMENT. [not applicable]

11. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall have no rights as a stockholder with respect to the Option Shares unless and until said Option Shares are issued to the Optionee as provided in the Plan. Except as provided in
Section 7(c) of the Plan, no adjustment will be made for dividends or other rights in respect of which the record date is prior to the date such stock certificates are issued.

12. MODIFICATION AND TERMINATION BY BOARD OF DIRECTORS. The rights of the Optionee are subject to modification and termination upon the occurrence of certain events as provided in Section 5 of the Plan (relating to stock splits and other corporate reorganization or recapitalization transactions) and Section 9 (relating to a Change in Control). Any such modification, to the extent authorized by the Plan, shall be effective at such time and upon such terms and conditions as may be specified in a notice sent to Optionee in accordance with Paragraph 13 hereof.

13. NOTICES. All notices to the Company provided for in this Option shall be addressed to the Company in care of its President at its principal office and all notices to the Optionee shall be addressed to the address appearing in Optionee's personnel file maintained by the Company, or to such other address as either may designate to the other in writing. Notice to the Company shall be effective upon receipt, and notice to the Optionee shall be effective on the second business day after mailing, or upon receipt, whichever is earlier.

14. GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of California.

15. ENTIRE AGREEMENT; AMENDMENTS. This Option (together with the Plan) contains the entire understanding of the parties with respect to the subject matter hereof and may not be amended except by a written amendment signed by the party to be charged, or pursuant to Sections 5, 9 or 14 of the Plan. "The subject matter hereof" is any and all options to purchase Company securities that Optionee has earned or has any right to receive.

16. INCORPORATION OF PLAN. ALL OF THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AS IF SET FORTH IN FULL HEREIN. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE PLAN AND ANY PROVISION CONTAINED HEREIN, THE TERMS OF THE PLAN SHALL BE CONTROLLING AND THE CONFLICTING PROVISIONS HEREIN SHALL BE DISREGARDED.

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OPTION AGREEMENT - CONSUMER PORTFOLIO SERVICES, INC.

THIS OPTION AGREEMENT (THIS "AGREEMENT") IS THE "OPTION AGREEMENT" REFERRED TO ON THE REVERSE SIDE OF THIS PAGE. THE REVERSE SIDE OF THIS PAGE IS CAPTIONED "NOTICE OF GRANT OF STOCK OPTIONS AND OPTION AGREEMENT" (HEREIN, THE "NOTICE").

The Notice and this Agreement are to be read and interpreted as ONE DOCUMENT and are hereafter referred to, together, as "this Option."

This Option is by and between Consumer Portfolio Services, Inc., a California corporation (referred to herein, together with its subsidiaries, as the "Company" or "Consumer Portfolio Services") and the "Employee." This Option is issued pursuant to the Company's 2006 Long-Term Equity Incentive Plan (referred to herein as the "Plan" or "Company's Stock Option Plan") and is designated by the Option Number recorded on the Notice. Capitalized terms used in this Option and not otherwise defined have the meanings given in the Plan. As used in this Option, the following terms have the meanings given below:


    "Employee" means the individual named on the Notice

    "Date of Grant"means the date recorded next to the word "Effective" on the Notice

    "Expiration Date" means the date recorded one or more times under the word "Expiration" in the Notice

    "Maximum Grant"means the number preceding the word "shares" in the first paragraph of the Notice

    "Option Price" means the price per share of the stock as recorded in the first paragraph of the Notice


1. GRANT OF OPTION. The Company hereby grants to Employee the option to purchase, upon and subject to the terms and conditions of this Option and of the Plan, all or any part of the Maximum Grant of the Company's common stock (also referred to in the Notice as "stock"), at the Option Price specified above. The shares so purchased or available for purchase are referred to herein as the "Option Shares." This Option is intended to qualify as an incentive option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

2. EXERCISABILITY. (a) This Option shall become exercisable in installments. The number of shares exercisable at any particular time is determined according to the vesting schedule on the Notice, which outlines the timing (as recorded under the words "Full Vest") and number of shares (as recorded under the word "Shares") of each installment. This Option shall remain exercisable as to all of such shares until the Expiration Date, at which time it shall expire in its entirety, unless this Option has expired or terminated earlier in accordance with the provisions hereof or of the Plan. In all events, the number of shares that may be purchased at any time under this Option is reduced by the number of shares previously so purchased.

     (b) Notwithstanding paragraph (a), upon the occurrence of a Change of Control (as such term is defined in the Plan), any and all installments of shares that have not become exercisable according to the vesting schedule on the Notice shall automatically become exercisable on such date. This Option shall remain exercisable as to all of such shares until the Expiration Date, at which time it shall expire in its entirety, unless this Option has expired or terminated earlier in accordance with the provisions hereof or of the Plan. In all events, the number of shares that may be purchased at any time under this Option is reduced by the number of shares previously so purchased.

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3. EXERCISE OF OPTION. This Option may be exercised by written notice delivered to the Company stating the number of Option Shares with respect to which this Option is being exercised, together with the full Option Price of such shares in cash, bank cashier's check, or such other form of payment as may be permitted by resolution of the board of directors of the Company or the committee of said board charged with administration of the Plan (said board or committee, the "Administrator"). Not less than ten (10) Option Shares may be purchased at any one time unless the number purchased is the total number that remains to be purchased under this Option, and in no event may this Option be exercised with respect to fractional shares. Upon exercise, the Employee shall make appropriate arrangements and shall be responsible for the withholding of any federal or state income or employment taxes then due. Employee agrees that the Company may decline to permit exercise in the absence of such withholding arrangements.

4. NOTIFICATION OF SALE. Employee agrees that Employee, or any person acquiring Option Shares upon exercise of this Option, will notify the Company in writing not more than one (1) business day after any sale or other disposition of such shares.

5. CESSATION OF EMPLOYMENT. Except as provided in Paragraphs 7, 8 or 12 hereof, if the Employee ceases to be employed by the Company or any Subsidiary of the Company, this Option shall expire three months thereafter, but not later than the Expiration Date specified in Paragraph 2 hereof; provided, however, that if the termination of employment is the result of Employee's death or disability, then this Option shall expire one year after the termination of employment, but not later than the Expiration Date specified in Paragraph 2 hereof. During such period or extended period after termination of employment, this Option shall be exercisable only to the extent, if any, that it had become exercisable on the date of termination, and any rights of Employee with respect to Option Shares not exercisable as of such date shall expire and terminate automatically on such date.

6. REDUCTION IN STATUS. This Option is granted based on Employee's position or status within the Company at the Date of Grant. Should Employee at any time no longer be employed in such position, but rather in a position of substantially less responsibility, as determined by the Administrator, then from and after the date of such change in status ("Change Date") the number of shares as to which this Option shall be exercisable shall be the greater of (i) the number of shares as to which this Option was exercisable on the Change Date, and (ii) the number of shares as to which this Option would be exercisable if the Maximum Grant specified in Paragraph 1 hereof were a lesser number, determined by the Administrator, that would be equal to the maximum grant that the Company then customarily grants to individuals in positions similar to Employee's new position. Such lesser number may be zero. In no event shall such a change in terms of this Option result in either (i) an increase in the Maximum Grant, or
(ii) Employee's losing the right to exercise this Option as to the Option Shares that Employee had the right to purchase on the Change Date.

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7. TERMINATION FOR CAUSE. If the Employee's employment by the Company or any
Subsidiary of the Company is terminated for cause, this Option shall automatically expire unless reinstated by the Administrator within thirty (30) days of such termination by giving written notice of such reinstatement to the Employee. In the event of such reinstatement, the Employee may exercise this Option only to such extent, for such time, and upon such terms and conditions as in the case of the a termination for a reason other than cause, disability or death. Termination for cause shall include, but not be limited to: (a) gross neglect or willful failure to perform fully Employee's duties and obligations to the Company; (b) indictment for or conviction of a felony or any other crime involving moral turpitude; (c) the commission of any fraudulent or dishonest acts affecting the business or assets of the Company or others with whom the Company has a business or client relationship; and (d) drug or alcohol abuse or dependency so as to adversely affect Employee's ability to perform fully Employee's duties and obligations to the Company. The determination of the Administrator with respect to the existence of cause for termination shall be final and conclusive.

8. DISABILITY OR DEATH OF EMPLOYEE. If the Employee's employment by the Company or any Subsidiary of the Company is terminated by reason of death or disability or if the Employee dies or becomes permanently and totally disabled (within the meaning of Section 22 of the Internal Revenue Code) during the period referred to in Paragraph 5 hereof, this Option shall automatically expire and terminate twelve (12) months after the date of the Employee's disability or death, but no later than the Expiration Date specified in Paragraph 2 hereof. After Employee's death but before such expiration, the person or persons to whom the Employee's rights under this Option shall have passed by order of a court of competent jurisdiction or by will or the applicable laws of descent and distribution, or the executor, administrator or conservator of the Employee's estate, shall have the right to exercise this Option to the extent, if any, that it had become exercisable as of the date of termination of employment.

9. NONTRANSFERABILITY. This Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the Employee's lifetime only by the Employee.

10. EMPLOYMENT. This Option shall not obligate the Company to employ Employee for any period, nor shall it interfere in any way with the right of the Company to increase or reduce the Employee's compensation, or to promote, demote or reassign Employee.

11. PRIVILEGES OF STOCK OWNERSHIP. Employee shall have no rights as a stockholder with respect to the Option Shares unless and until said Option Shares are issued to the Employee as provided in the Plan. Except as provided in
Section 7(c) of the Plan, no adjustment will be made for dividends or other rights in respect of which the record date is prior to the date such stock certificates are issued.

12. MODIFICATION AND TERMINATION BY BOARD OF DIRECTORS. The rights of the Employee are subject to modification and termination upon the occurrence of certain events as provided in Section 5 of the Plan (relating to stock splits and other corporate reorganization or recapitalization transactions) and Section 9 (relating to a Change in Control). Any such modification, to the extent authorized by the Plan, shall be effective at such time and upon such terms and conditions as may be specified in a notice sent to Employee in accordance with Paragraph 13 hereof.

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13. NOTICES. All notices to the Company provided for in this Option shall be addressed to the Company in care of its President at its principal office and all notices to the Employee shall be addressed to the address appearing in Employee's personnel file maintained by the Company, or to such other address as either may designate to the other in writing. Notice to the Company shall be effective upon receipt, and notice to the Employee shall be effective on the second business day after mailing, or upon receipt, whichever is earlier.

14. GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of California.

15. ENTIRE AGREEMENT; AMENDMENTS. This Option (together with the Plan) contains the entire understanding of the parties with respect to the subject matter hereof and may not be amended except by a written amendment signed by the party to be charged, or pursuant to Sections 5, 9 or 14 of the Plan. "The subject matter hereof" is any and all options to purchase Company securities that Employee has earned or has any right to receive.

16. INCORPORATION OF PLAN. All of the provisions of the Plan are incorporated herein by reference as if set forth in full herein. In the event of any conflict between the terms of the Plan and any provision contained herein, the terms of the Plan shall be controlling and the conflicting provisions herein shall be disregarded.


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